UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 2, 2024 (April 26, 2024)
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SENTI BIOSCIENCES, INC.
(Exact name of Registrant as specified in its charter)
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Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following approval by the Board of Directors (the “Board”) of Senti Biosciences, Inc. (the “Company”) on April 26, 2024, Timothy Lu, M.D., Ph.D., the Chief Executive Officer and President of the Company, was appointed to serve as the interim principal financial officer and principal accounting officer of the Company, effective as of May 4, 2024, until his successor as principal financial officer and principal accounting officer is duly appointed by the Board, or until his earlier death, resignation, retirement, removal or termination of his office as principal financial officer and principal accounting officer.

On May 1, 2024, following approval by the Board, Yvonne Li was appointed as Interim Chief Financial Officer and will assume the duties of the Chief Financial Officer, effective May 4, 2024. The Board also appointed Ms. Li to serve as the Company’s principal financial officer and principal accounting officer of the Company, effective immediately after the filing of the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024. In connection with Ms. Li’s appointment, the Company has entered into a consulting agreement with Ms. Li (the “Li Consulting Agreement”), under which Ms. Li will provide services as chief financial officer of the Company and will receive a consulting fee of $350 per hour in cash for services provided to the Company with a maximum aggregate payment of $370,000.

The foregoing description of the Li Consulting Agreement does not purport to be a complete description of the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Li Consulting Agreement, which the Company expects to file as an exhibit to its Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2024.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES, INC.

Date:	May 2, 2024	By:	/s/ Timothy Lu, M.D., Ph.D.
		Name:	Timothy Lu, M.D., Ph.D.
		Title:	Chief Executive Officer and President